UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2011

RLJ ACQUISITION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54276	27-3970903
(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1000
Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 280-7737
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 8, 2011, RLJ Acquisition, Inc. (the “Company”) announced that commencing on March 9, 2011, the Company expects that the holders of the Company’s units, consisting of one share of its common stock and one warrant to purchase an additional share of its common stock, may elect to separately trade the common stock and warrants included in the Company’s units. Those units not separated will continue to trade on the Over-the-Counter Bulletin Board quotation system (the “OTCBB”) under the symbol RLJAU.OB, and each of the common stock and warrants will trade on the OTCBB under the symbols RLJA.OB and RLJAW.OB, respectively.

A copy of the Press Release issued by the Company announcing the separation of the units is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of RLJ Acquisition, Inc., dated March 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ACQUISITION, INC.

Date: March 8, 2011	By:	/s/ H. Van Sinclair
H. Van Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of RLJ Acquisition, Inc., dated March 8, 2011.